EXHIBIT 10.1




                   AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE

      This Amendment No.1 (this "Amendment") dated as of September 6, 2011 to that certain Secured Promissory Note dated May 9, 2011 (the "Note"), by and between PASSUR Aerospace, Inc. (the "Company") and G.S. Beckwith Gilbert (the "Lender").

                              W I T N E S S E T H

      WHEREAS, the Company and the Lender are parties to the Note; and

      WHEREAS, the Company and the Lender desire and consent to amend the Note as described herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged by all of the parties, the parties hereto agree as follows:

      1. Effective as of the date hereof, the Note is hereby amended as follows:

        A. The first paragraph of the Note shall be amended and restated in its entirety to read as follows:

            "(a) For value received, PASSUR Aerospace, Inc.(formerly MEGADATA CORPORATION), a New York corporation (hereinafter referred to as "Borrower"), hereby unconditionally PROMISES TO PAY to the order of G.S. Beckwith Gilbert ("Lender"), or his permitted assigns, to an account designated by Lender, in lawful money of the United States of America and in immediately available funds, the principal sum of Four million eight hundred fourteen thousand eight hundred eighty dollars ($4,814,880) together with interest on the unpaid principal amount of this Note. From and after September 6, 2011, interest on the Note shall accrue at the annual rate of six percent (6%), payable in cash. Interest payments shall be made annually on October 31 of each year."

        2. This Amendment shall be construed, performed and enforced in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

        3. Except as otherwise specifically set forth herein, all of the terms and provisions of the Note shall remain in full force and effect.



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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed the day and year first set forth above.

PASSUR AEROSPACE, INC.

By:    /s/ Jeffrey P. Devaney
       ----------------------
Name:  Jeffrey. P. Devaney
Title: Chief Financial Officer

LENDER:

By: /s/ G.S. Beckwith Gilbert
    -------------------------
    G.S. Beckwith Gilbert